Dear Shareholder:

Gregory H. Ekizian has been appointed effective June 1, 2013 as Co-Portfolio Manager of the Special Value Fund (the “Fund”) along with Leslie Z. Globits, Lead Portfolio Manager, and Kirk A. Schmitt, Co-Portfolio Manager.  This supplement amends the Summary Prospectus of the Fund in order to reflect this change.  Leslie Z. Globits, the Chief Investment Officer of Mid Cap Equity Investments, continues as the Lead Portfolio Manager of the Fund.

The Victory Portfolios

Equity Funds

Special Value Fund

Supplement dated June 19, 2013

to the Summary Prospectus dated March 1, 2013

1.              The following information replaces the appropriate section in the expense example table appearing under the heading “Fund Fees and Expenses” on page 2 of the Summary Prospectus.

	1 Year	3 Years	5 Years	10 Years
Class Y	$105	$328	$638	$1,703

2.              The following is added as the last sentence to the section “Management of the Fund” on page 5 of the Summary Prospectus:

“Gregory H. Ekizian is a Portfolio Manager of the Adviser and has been Co-Portfolio Manager of the Fund since 2013.”

Please insert this supplement in the front of your Summary Prospectus.  If you have questions about the Victory Funds, please call 800-539-3863.